SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): November 1, 1995




                         INTERFACE, INC.
      ------------------------------------------------------
      (Exact name of Registrant as Specified in its Charter)


         Georgia                         0-12016                  58-1451243
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(State or other Jurisdiction of   (Commission File Number)      (IRS Employer
Incorporation or Organization)                              Identification No.)

                      2859 Paces Ferry Road
                            Suite 2000
                        Atlanta, Georgia                 30224
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             (Address of principal executive offices)  (Zip Code)


          Registrant's telephone number, including area code: (770) 437-6800


                               Not Applicable
        ------------------------------------------------------------
        (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         On November 1, 1995, the Registrant issued the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

         The following exhibit is filed herewith:

         Exhibit 99.    Press Release Dated November 1, 1995.




                            SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             INTERFACE, INC.



                                            By:   /s/ Daniel T. Hendrix
                                               ------------------------
                                               Daniel T. Hendrix
                                               Senior Vice President
                                               (principal financial officer)


                                                 November 2, 1995
                                               --------------------------
                                               Date


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